






                                WARRANT AGREEMENT



                                     between



                                  CD RADIO INC.



                                       and



                        IBJ SCHRODER BANK & TRUST COMPANY
                                  Warrant Agent




                            -------------------------






                         Dated as of [            ], 1997



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                                        i

                                TABLE OF CONTENTS

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                                                                                     Page

                                      ARTICLE I

                                 CERTAIN DEFINITIONS

    Section 1.1      Definitions......................................................  1

                                     ARTICLE II

                             ORIGINAL ISSUE OF WARRANTS

    Section 2.1      Form of Warrant Certificates.....................................  4
    Section 2.2      Restrictive Legends..............................................  5
    Section 2.3      Execution and Delivery of Warrant Certificates...................  5
    Section 2.4      Loss or Mutilation...............................................  5
    Section 2.5      CUSIP Number.....................................................  6

                                     ARTICLE III

                        EXERCISE PRICE; EXERCISE OF WARRANTS

    Section 3.1      Exercise Price...................................................  6
    Section 3.2      Exercise; Restrictions on Exercise...............................  6
    Section 3.3      Method of Exercise................................................ 7

                                     ARTICLE IV

                               Intentionally Omitted

                                      ARTICLE V

                        WARRANT TRANSFER BOOKS; RESTRICTIONS ON TRANSFER

    Section 5.1      Transfer and Exchange............................................. 8
    Section 5.2      Registration, Registration of Transfer and Exchange............... 9
    Section 5.3      Book-Entry Provisions for the Global Warrants.................... 10
    Section 5.4      Surrender of Warrant Certificates................................ 11

                                     ARTICLE VI

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                                      ii

                             COVENANTS OF THE COMPANY

    Section 6.1     Reservation and Authorization.................................... 11
    Section 6.2     Filing and Effectiveness of Warrant Securities Registration
                      Statement ......................................................12
    Section 6.3     Blue Sky......................................................... 12
    Section 6.4     Accuracy of Disclosure........................................... 13
    Section 6.5     Indemnity........................................................ 13
    Section 6.6     Expenses......................................................... 13

                                    ARTICLE VII

                                     REMEDIES

    Section 7.1     Liquidated Damages............................................... 14
    Section 7.2     Remedies; No Waiver.............................................. 15

                                   ARTICLE VIII

                                 THE WARRANT AGENT

    Section 8.1     Duties and Liabilities........................................... 15
    Section 8.2     Right to Consult Counsel......................................... 17
    Section 8.3     Compensation; Indemnification.................................... 17
    Section 8.4     No Restrictions on Actions....................................... 17
    Section 8.5     Discharge or Removal; Replacement Warrant Agent.................. 17
    Section 8.6     Successor Warrant Agent.......................................... 18

                                    ARTICLE IX

                                  WARRANT HOLDERS

    Section 9.1     Warrant Holder Not Deemed a Holder of Notes...................... 19
    Section 9.2     Right of Action.................................................. 19

                                     ARTICLE X

                                   MISCELLANEOUS

    Section 10.1    Money Deposited with the Warrant Agent........................... 19
    Section 10.2    Payment of Taxes................................................. 19
    Section 10.3    Merger, Consolidation or Sale of Assets of the Company........... 20
    Section 10.4    Reports to Holders............................................... 21
    Section 10.5    Notices.......................................................... 21
    Section 10.6    Severability..................................................... 21
    Section 10.7    Binding Effect................................................... 21

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                                             iii

    Section 10.8      Third Party Beneficiaries........................................ 22
    Section 10.9      Amendments....................................................... 22
    Section 10.10     Headings......................................................... 22
    Section 10.11     GOVERNING LAW.................................................... 22
    Section 10.12     Counterparts..................................................... 22


    EXHIBIT A Form of Warrant Certificate
    EXHIBIT B Form of Legend for Global Warrants
    EXHIBIT C Form of Legend for Warrants Issued as Part of a Unit



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                                WARRANT AGREEMENT

               AGREEMENT (this "Agreement") dated as of [     ], 1997 between CD
Radio Inc. (the "Company"), a Delaware corporation, and IBJ Schroder Bank & Trust Company, Warrant Agent (the "Warrant Agent").

               Pursuant to the terms of a Purchase Agreement dated [     ], 1997
(the "Purchase Agreement") among the Company on the one hand and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Lehman Brothers Inc. and Libra Investments, Inc. on the other hand (collectively, the "Underwriters"), the Company has agreed to issue and sell to the Underwriters warrants (each, a
"Warrant") entitling the holders thereof to purchase an aggregate of [      ]
principal amount at maturity of [ ]% Senior Secured Discount Notes due 2007 (the "Notes") to be issued pursuant to the provisions of an Indenture dated as of
[       ], 1997 (as in effect on the date hereof, the "Indenture") between the
Company, as issuer, and IBJ Schroder Bank & Trust Company, trustee, as part of
[       ] units (the "Units"), each Unit consisting of $[     ] principal amount
at maturity of Notes and one Warrant. Each Warrant will entitle the registered
holder thereof to receive $[     ] principal amount at maturity of Notes.
The Notes and the Warrants included in each Unit will not be separately transferable until the earliest of (i) the occurrence of an Exercise Event (as defined herein), (ii) the occurrence of an Event of Default (as defined in the Indenture), or (iii) such earlier date as determined by Merrill Lynch in its sole discretion (the date of the occurrence of an event specified in clauses (i) through (iii) above being the "Separability Date").

               In consideration of the foregoing and of the agreements contained in the Purchase Agreement and for the purpose of defining the terms and provisions of the Warrants and the respective rights and obligations thereunder of the Company, the record holders thereof (the "Holders") and the Warrant Agent, the Company and the Warrant Agent each hereby agree as follows:

                                    ARTICLE I

                               CERTAIN DEFINITIONS

  Section 1.1. Definitions. (a) As used in this Agreement, the following terms shall have the following meanings:

               "Business Day" means any day which is not a Saturday, a Sunday, or any other day on which banking institutions in New York City are not required to be open.



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                                        2

               "Bylaws" means the bylaws of the Company, as the same may be amended or restated from time to time.

               "Commission" means the Securities and Exchange Commission.

               "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman, its Chief Executive Officer, its President, any Vice President, its Treasurer or an Assistant Treasurer, and delivered to the Warrant Agent.

               "DTC" means The Depository Trust Company, its nominees and their respective successors.

               "Event of Default" has the meaning set forth in the Indenture.

               "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

               "Exercise Event" means the exercise of a Warrant or Warrants in accordance with the terms of this Agreement.

               "Expiration Date" means [                  ], 1997.

               "Issue Date" means [                ], 1997.

               "Notes" means the [ ]% Senior Secured Discount Notes due 2007 issued under the Indenture.

               "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

               "Securities Act" means the United States Securities Act of 1933, as amended.

               "Warrant Securities" means the Notes issuable upon exercise of the Warrants.

               (b) Each of the following terms is defined in the Section set forth opposite such term:

               Term                                              Section
               ----                                              --------
               Agent Members                                     5.3(a)



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                                        3

               Agreement                                         Preamble
               Certificated Warrant                              2.3
               Company                                           Preamble
               Event Date                                        7.1(b)
               Global Warrant                                    2.3
               Holders                                           Recitals
               Indemnified Party                                 6.5
               Indenture                                         Recitals
               Merrill Lynch                                     Recitals
               Notes                                             Recitals
               Purchase Agreement                                Recitals
               Separability Date                                 Recitals
               Underwriters                                      Recitals
               Units                                             Recitals
               Warrant                                           Recitals
               Warrant Agent                                     Preamble
               Warrant Certificates                              2.1
               Warrant Register                                  5.1


                                   ARTICLE II

                           ORIGINAL ISSUE OF WARRANTS

               Section 2.1. Form of Warrant Certificates. Certificates representing the Warrants (the "Warrant Certificates") shall be in registered form only and substantially in the form attached hereto as Exhibit A. The Warrant Certificates shall be dated the date on which countersigned by the Warrant Agent and shall have such insertions as are appropriate or required or permitted by this Agreement and may have such letters, numbers or other marks of identification and such legends and endorsements typed, stamped, printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation pursuant thereto, or to conform to usage.

               The terms and provisions contained in the form of Warrant Certificate annexed hereto as Exhibit A shall constitute, and are hereby expressly made, a part of this Agreement.

               The definitive Warrant Certificates shall be typed, printed, lithographed or engraved or produced by any combination of these methods, all as determined by the officer of the Company executing such Warrant Certificates, as evidenced by such officer's execution of such Warrant Certificates.



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                                        4

               Pending the preparation of definitive Warrant Certificates, temporary Warrant Certificates may be issued, which may be printed, lithographed, typewritten, mimeographed or otherwise produced, and which will be substantially of the tenor of the definitive Warrant Certificates in lieu of which they are issued.

               If temporary Warrant Certificates are issued, the Company will cause definitive Warrant Certificates to be prepared without unreasonable delay. After the preparation of definitive Warrant Certificates, the temporary Warrant Certificates shall be exchangeable for definitive Warrant Certificates upon surrender of the temporary Warrant Certificates to the Warrant Agent, without charge to the Holder. Until so exchanged the temporary Warrant Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Warrant Certificates.

               Section 2.2. Restrictive Legends. (a) Each Global Warrant shall bear the legend set forth in Exhibit B on the face thereof.

               (b) Each Warrant Certificate issued prior to the Separability Date shall bear the legend set forth in Exhibit C on the face thereof.

               Section 2.3. Execution and Delivery of Warrant Certificates. Warrant Certificates evidencing Warrants to purchase an aggregate of up to
[        ] principal amount at maturity of Notes may be executed, on or after the Issue Date, by the Company and delivered to the Warrant Agent for countersignature, and the Warrant Agent shall thereupon countersign and deliver such Warrant Certificates upon the order and at the direction of the Company to the purchasers thereof on the date of issuance. The Warrant Agent is hereby authorized to countersign and deliver Warrant Certificates as required by this
Section 2.3 or by Section 2.4, 3.3 or 5.3.

               The Warrant Certificates shall be executed on behalf of the Company by its Chief Executive Officer, President or any Vice President, either manually or by facsimile signature printed thereon. The Warrant Certificates shall be countersigned manually by the Warrant Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company whose signature shall have been placed upon any of the Warrant Certificates shall cease to be such officer of the Company before countersignature by the Warrant Agent and issuance and delivery thereof, such Warrant Certificates may, nevertheless, be countersigned by the Warrant Agent and issued and delivered with the same force and effect as though such person had not ceased to be such officer of the Company.

               The Warrants shall be issued initially in the form of one or more permanent global Warrant Certificates in definitive, fully registered form, substantially in the form set forth in Exhibit A (the "Global Warrant"), deposited with the Warrant Agent, as custodian for the depositary, duly executed by the Company and countersigned by the Warrant Agent



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                                        5

as hereinafter provided. Pursuant to Section 5.3, interests in the Global Warrant may be converted into or exchanged for one or more Warrant Certificates in definitive, fully registered form, substantially in the form set forth in Exhibit A ("Certificated Warrants").

               Section 2.4. Loss or Mutilation. Upon receipt by the Company and the Warrant Agent of evidence satisfactory to them, in their reasonable discretion, of the ownership and the loss, theft, destruction or mutilation of any Warrant Certificate and of indemnity satisfactory to them and (in the case of mutilation) upon surrender and cancellation thereof, then, in the absence of notice to the Company or the Warrant Agent that the Warrants represented thereby have been acquired by a bona fide purchaser, the Company shall execute and the Warrant Agent shall countersign and deliver to the registered Holder of the lost, stolen, destroyed or mutilated Warrant Certificate, in exchange for or in lieu thereof, a new Warrant Certificate of the same tenor and for a like aggregate number of Warrants. Upon the issuance of any new Warrant Certificate under this Section 2.4, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and other expenses (including the reasonable fees and expenses of the Warrant Agent and of counsel to the Company) in connection therewith. Every new Warrant Certificate executed and delivered pursuant to this Section 2.4 in lieu of any lost, stolen or destroyed Warrant Certificate shall constitute a contractual obligation of the Company, whether or not the allegedly lost, stolen or destroyed Warrant Certificates shall be at any time enforceable by anyone, and shall be entitled to the benefits of this Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder. The provisions of this Section 2.4 are exclusive and shall preclude (to the extent lawful) all other rights or remedies with respect to the replacement of mutilated, lost, stolen, or destroyed Warrant Certificates.

               Section 2.5. CUSIP Number. The Company in issuing the Warrants may use a "CUSIP" number(s), and if so, the Warrant Agent shall use the CUSIP number(s) in notices as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number(s) printed in the notice or on the Warrants, and that reliance may be placed only on the other identification numbers printed on the Warrants.

                                   ARTICLE III

                      EXERCISE PRICE; EXERCISE OF WARRANTS

               Section 3.1. No Exercise Price. Each Warrant Certificate shall, when countersigned by the Warrant Agent, entitle the Holder thereof, subject to and upon compliance with the provisions of this Agreement, to receive, without
exercise price, $[        ] aggregate principal amount at maturity of Notes.



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                                        6

               Section 3.2. Exercise; Restrictions on Exercise. Subject to the terms and conditions set forth herein, the Warrants shall be immediately exercisable upon issuance. Any Warrants not exercised by 5:00 p.m., New York City time, on the Expiration Date shall expire and all rights of the Holders of such Warrants shall terminate.

               Section 3.3. Method of Exercise. (a) (i) Each Warrant may only be exercised in whole. In order to exercise all or any of the Warrants represented by a Warrant Certificate, the Holder thereof shall surrender for exercise the Warrant Certificate to the Warrant Agent, with the subscription form set forth in the Warrant Certificate (or a copy thereof furnished by the Warrant Agent) duly executed.

               (ii) Upon receipt of the Warrant Certificate and the duly executed Subscription Form, the Warrant Agent shall promptly notify the Company in writing of such surrender.

               (iii) If fewer than all of the Warrants represented by a Global Warrant are exercised, the Global Warrant shall not be surrendered to the Warrant Agent in accordance with Section 3.3(a)(i) and the Warrant Agent shall decrease or reflect on its records, as custodian for DTC, or its nominee, a decrease in the aggregate number of Warrants represented by such Global Warrant equal to the number of Warrants exercised.

               (b) Upon exercise of any Warrants, following surrender of a Warrant Certificate in conformity with the foregoing provisions, the Warrant Agent shall instruct the Company to issue promptly, pursuant to the Indenture, the Warrant Securities to which such Holder is entitled, in the form required under such Indenture, registered in such name or names as may be directed by such Holder; provided that the Holder of such Warrant shall be responsible for the payment of any transfer taxes required as the result of any change in ownership of such Warrants or the issuance of Warrant Securities other than to the registered owner of such Warrants and the Company may deduct such taxes from any payment of money to be made and shall not be required to issue or deliver such Warrant Securities (if such taxes are not deducted in full) unless and until the Holder shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company and the Warrant Agent that such tax has been paid.

               (c) A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of exercise, as provided in and in accordance with paragraph (a) of this Section 3.3, of such Warrant and, for all purposes of this Agreement, the Person entitled to receive any Warrant Securities shall, as between such Person and the Company, be deemed to be the Holder of such Warrant Securities of record as of the close of business on such date and shall be entitled to receive, and the Company shall deliver to such Person, the Warrant Securities.



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                                        7

                                   ARTICLE IV

                              Intentionally Omitted

                                    ARTICLE V

                WARRANT TRANSFER BOOKS; RESTRICTIONS ON TRANSFER

          Section 5.1. Transfer and Exchange. The Warrant Certificates shall be issued in registered form only. The Company shall cause to be kept at the office of the Warrant Agent a register (the "Warrant Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Warrant Certificates and transfers or exchanges of Warrant Certificates as herein provided. All Warrant Certificates issued upon any registration of transfer or exchange of Warrant Certificates shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefit under this Agreement, as the Warrant Certificates surrendered for such registration of transfer or exchange.

               A Holder may transfer its Warrants only by complying with the terms of this Agreement. No such transfer shall be effected until, and such transferee shall succeed to the rights of a Holder only upon, final acceptance and registration of the transfer by the Warrant Agent in the Warrant Register. Prior to the registration of any transfer of Warrants by a Holder as provided herein, the Company, the Warrant Agent, any agent of the Company or the Warrant Agent may treat the Person in whose name the Warrants are registered as the owner thereof for all purposes and as the Person entitled to exercise the rights represented thereby, any notice to the contrary notwithstanding. Furthermore, any Holder of a Global Warrant, shall, by acceptance of such Global Warrant, agree that transfers of beneficial interests in such Global Warrant may be effected only through a book-entry system maintained by the Holder of such Global Warrant (or its agent), and that ownership of a beneficial interest in the Warrants represented thereby shall be required to be reflected in a book entry. When Warrants are presented to the Warrant Agent with a request to register the transfer or to exchange them for an equal amount of Warrants of other authorized denominations, the Warrant Agent shall register the transfer or make the exchange in accordance with the provisions hereof.

               Section 5.2. Registration, Registration of Transfer and Exchange. Each Warrant shall initially be issued as part of a Unit consisting of $[ ] principal amount at maturity of Notes and one Warrant. Prior to the Separability Date, the Warrants may not be transferred or exchanged separately from, but may be transferred or exchanged only together



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                                        8

with, the Notes attached to such Warrants. Prior to the Separability Date, the Trustee under the Indenture shall act as transfer agent ("Transfer Agent") for both the Warrants and the Notes. Any request for transfer of a Warrant prior to the Separability Date to the Transfer Agent shall be accompanied by the Note attached thereto and the Transfer Agent will not execute any such transfer without such Note attached thereto. Such Note will be duly endorsed and accompanied by a written instrument of transfer in form satisfactory to the Company, duly executed by the Holder thereof or the Holder's attorneys duly authorized in writing. The Company shall provide notice to the Transfer Agent and the Warrant Agent of the Separability Date five Business Days prior to such date and the Transfer Agent will notify DTC of such date.

               When Certificated Warrants are presented to the Warrant Agent with a request from the Holder of such Warrants to register the transfer or to exchange them for an equal number of Warrants of other authorized denominations, the Warrant Agent shall register the transfer or make the exchange as requested; provided that every Warrant presented and surrendered for registration of transfer or exchange shall be duly endorsed and be accompanied by a written instrument of transfer in form satisfactory to the Company, duly executed by the Holder thereof or the Holder's attorneys duly authorized in writing.

               To permit registrations of transfers and exchanges, the Company shall make available to the Warrant Agent a sufficient number of executed Warrant Certificates to effect such registrations of transfers and exchanges. No service charge shall be made to the Holder for any registration of transfer or exchange of Warrants, but the Company may require from the transferring or exchanging Holder payment of a sum sufficient to cover any transfer tax or similar governmental charge payable upon exchanges pursuant to Section 2.4 and exchanges in respect of portions of Warrants not exercised and the Company may deduct such taxes from any payment of money to be made and such transfer or exchange shall not be consummated (if such taxes are not deducted in full) unless or until the Holder shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company and the Warrant Agent that such tax has been paid.

               Section 5.3. Book-Entry Provisions for the Global Warrants. (a) The Global Warrant initially shall (i) be registered in the name of DTC or the nominee of DTC, (ii) be delivered to the Warrant Agent as custodian for DTC and
(iii) bear legends as set forth in Section 2.2 hereof. Members of, or participants in, DTC ("Agent Members") shall have no rights under this Agreement with respect to the Global Warrant held on their behalf by DTC or the Warrant Agent as its custodian, and DTC may be treated by the Company, the Warrant Agent and any agent of the Company or the Warrant Agent as the absolute owner of such Global Warrant for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Warrant Agent or any agent of the Company or the Warrant Agent from giving effect to any written certification, proxy or other authorization furnished by DTC or impair, as between DTC and its Agent Members, the operation of



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                                        9

customary practices governing the exercise of the rights of a beneficial owner of any Warrants.

               (b) Transfers of the Global Warrant shall be limited to transfers of such Global Warrant in whole, but not in part, to DTC, its successors or their respective nominees. Interests of beneficial owners in the Global Warrant may be transferred in accordance with the rules and procedures of DTC. Certificated Warrants shall be transferred to all beneficial owners in exchange for their beneficial interests in the Global Warrant if (i) DTC notifies the Company that it is unwilling or unable to continue as depositary for the Global Warrant or (ii) DTC ceases to be a "Clearing Agency" registered under the Exchange Act and a successor depositary is not appointed by the Company within 90 days.

               (c) In connection with the transfer of the entire Global Warrant to beneficial owners pursuant to paragraph (b) of this Section 5.3, the Global Warrant shall be deemed to be surrendered to the Warrant Agent for cancellation, and the Company shall execute, and the Warrant Agent shall countersign and deliver, to each beneficial owner identified by DTC in exchange for its beneficial interest in the Global Warrant, Certificated Warrants of authorized denominations representing, in the aggregate, the number of Warrants theretofore represented by the Global Warrant.

               (d) Any Certificated Warrant delivered in exchange for an interest in a Global Warrant pursuant to paragraph (b) or (c) of this Section
5.3 shall bear legends as set forth in Section 2.2 hereof.

               (e) The registered holder of the Global Warrant may grant proxies and otherwise authorize any Person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Agreement or the Warrants.

               (f) Beneficial owners of interests in the Global Warrant may receive Certificated Warrants (which shall bear the legend set forth in Exhibit C if required by Section 2.2) in accordance with the procedures of DTC. In connection with the execution, countersigning and delivery of such Certificated Warrants, the Warrant Agent shall reflect on its books and records a decrease in the number of Warrants represented by the Global Warrant equal to the number of Warrants represented by such Certificated Warrants and the Company shall execute and the Warrant Agent shall countersign and deliver one or more Certificated Warrants representing, in the aggregate, the number of Warrants theretofore represented by the Global Warrant.

               Section 5.4. Surrender of Warrant Certificates. Any Warrant Certificate surrendered for registration of transfer, exchange or exercise of the Warrants represented thereby shall, if surrendered to the Company, be delivered to the Warrant Agent, and all



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                                       10

Warrant Certificates surrendered or so delivered to the Warrant Agent shall be promptly cancelled by the Warrant Agent and shall not be reissued by the Company and, except as provided in this Article V in case of an exchange or in Article III hereof in case of the exercise of less than all the Warrants represented thereby or in case of a mutilated Warrant Certificate, no Warrant Certificate shall be issued hereunder in lieu thereof. The Warrant Agent shall deliver to the Company from time to time or otherwise dispose of such cancelled Warrant Certificates as the Company may direct in writing.

                                   ARTICLE VI

                            COVENANTS OF THE COMPANY

               Section 6.1. Reservation and Authorization. During the period within which the Warrants may be exercised in accordance with this Agreement, the Company will keep available for issue under the Indenture upon exercise of Warrants as herein provided, such aggregate principal amount at maturity of Notes sufficient to permit the exercise in full of all outstanding Warrants and will cause appropriate evidence of ownership of such Notes to be delivered to any Holder or to such Holder's order in accordance with this Agreement upon the Warrant Agent's instruction for delivery upon the exercise of Warrants. The Company shall use its best efforts to file and cause to be declared effective a Warrant Securities Registration Statement with respect to the Warrant Securities. The Company covenants that all Warrant Securities that may be issued upon the exercise of the Warrants will, upon issuance, be duly executed, issued and delivered by the Company and constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and free from all taxes, liens, charges and security interests with respect to the issue thereof.

               Section 6.2. Freely Tradable Warrant Securities. The Company shall provide, upon exercise of Warrants in accordance with the terms of this Agreement, Warrant Securities that are freely tradable without restriction and are not "Restricted Securities" within the meaning of Rule 144 under the Securities Act ("Restricted Securities"). If such Warrant Securities are not freely tradable or are "Restricted Securities," the Company will, as soon a practicable, prepare and file a registration statement under the Securities Act and take any other necessary steps to ensure compliance with the first sentence of this Section 6.2.

               Section 6.3. Blue Sky. To the extent required to provide Warrant Securities that are freely tradable and are not Restricted Securities, the Company shall use its best efforts to register or qualify the Warrant Securities under all applicable securities or "blue sky" laws of all jurisdictions in the United States in which any Holder of Warrants may or may be deemed to purchase Warrant Securities upon the exercise of Warrants and shall use



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                                       11

its best efforts to maintain such registration or qualification through the earlier of the date upon which all Warrants have been exercised and the Expiration Date; provided, however, that the Company shall not be required to
(i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this
Section 6.3, (ii) file any general consent to service of process or (iii) subject itself to taxation in any jurisdiction if it is not otherwise so subject.

               Section 6.4. Accuracy of Disclosure. The Company and its successors represent and warrant to each Holder and agree for the benefit of each Holder that (i) any Warrant Securities Registration Statement and the documents incorporated by reference therein will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading and (ii) the Prospectus delivered to such Holder upon its exercise of the Warrants and the documents incorporated by reference therein will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided that such representation shall not apply to statements in or omissions from any Warrant Securities Registration Statement and the documents incorporated by reference therein or the Prospectus contained therein and the documents incorporated by reference therein or any amendment or supplement thereto made in reliance upon and in conformity with written information furnished to the Company through a representative by or on behalf of such Indemnified Party specifically for use therein.

               Section 6.5. Indemnity. The Company hereby indemnifies each beneficial owner of a Warrant (whether or not it is, at the time the indemnity provided for in this Section 6.5 is sought, such a beneficial owner) (each, an "Indemnified Party") against all losses, damages or liabilities which such beneficial owner suffers as a result of any breach, on the date of any exercise of a Warrant by such beneficial owner, of the representations, warranties or agreements contained in Section 6.4; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement in or omission or alleged omission from any registration statement required to be filed by the Company under Section 6.2 and the documents incorporated by reference therein or the Prospectus contained therein and the documents incorporated by reference therein or any amendment or supplement thereto made in reliance upon and in conformity with written information furnished to the Company through a representative by or on behalf of such Indemnified Party specifically for use therein.

               Section 6.6. Expenses. All expenses incident to the Company's performance of or compliance with its obligations under this Agreement will be borne by the Company, regardless of whether a Warrant Securities Registration Statement becomes effective, including without limitation: (i) all Commission, stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or "blue sky" laws, (iii) all expenses of any Persons incurred by or on behalf of the Company in preparing or assisting in preparing, word processing, printing and distributing any Warrant Securities Registration Statement, any Prospectus, any amendments or supplements thereto and other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) the fees and disbursements of the Warrant Agent, (vi) the fees and disbursements of counsel for the Company and (vii) the fees and disbursements of the independent public accountants of the Company, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance.

                                   ARTICLE VII

                                    REMEDIES

               Section 7.1. Remedies; No Waiver. Notwithstanding any other provision of this Agreement, if a default occurs and is continuing, the Holders of the Warrants may pursue any available remedy to enforce the performance of any provision of this Agreement. A delay or omission by any Holder of a Warrant in exercising, or a failure to exercise, any right or remedy arising out of a default shall not impair the right or remedy or constitute a waiver of or acquiescence in the default. All remedies are cumulative to the extent permitted by law.

                                  ARTICLE VIII

                                THE WARRANT AGENT

               Section 8.1. Duties and Liabilities. The Company hereby appoints the Warrant Agent to act as agent of the Company as set forth in this Agreement. The Warrant Agent hereby accepts the agency established by this Agreement and agrees to perform the same upon the terms and conditions herein set forth, by all of which the Company and the Holders of Warrants, by their acceptance thereof, shall be bound. The Warrant Agent shall not have any obligation towards or relationship of agency or trust for the Holders, except as provided in
Section 7.1(b) and Section 10.1 hereof. The Warrant Agent shall not, by countersigning Warrant Certificates or by any other act hereunder, be deemed to make any representations as to the validity or authorization of the Warrants or the Warrant Certificates (except as to its countersignature thereon) or of any securities or other property delivered upon exercise of any Warrant, or as to the accuracy of the computation of the Exercise Price or the number or kind or amount of stock or other securities or other property deliverable upon exercise of any Warrant, or as to the correctness of the representations of the Company made in the certificates that the Warrant Agent receives or the validity, sufficiency or adequacy of any offering materials. The Warrant Agent shall not be accountable for the use or application by the Company of the proceeds of the exercise of any Warrant. The Warrant Agent shall not (a) be liable for any recital or statement of fact contained herein or in the Warrant Certificates or for any action taken, suffered or omitted by it in good faith in the belief that any Warrant Certificate or any other documents or any signatures are genuine or properly authorized, (b) be responsible for any failure on the part of the Company to comply with any of its covenants and obligations contained in this Agreement or in the Warrant Certificates or (c) be liable for any act or omission in connection with this Agreement except for its own gross negligence or willful misconduct. The Warrant Agent is hereby authorized to accept instructions with respect to the performance of its duties hereunder from the Chief Executive Officer, President, any Vice President or the Secretary or Treasurer of the Company and to apply to any such officer for instructions (which instructions will be promptly given in writing when requested) and the Warrant Agent shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with the instructions of any such officer; however, in its discretion, the Warrant Agent may in lieu thereof accept other evidence of such or may require such further or additional evidence as it may deem reasonable. The Warrant Agent shall not be liable for any action taken, or failure to take any action, with respect to any matter in the event it requests instructions from the Company as to that matter and does not receive such instructions within a reasonable period of time after the request therefor.

               The Warrant Agent may execute and exercise any of the rights and powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys, agents or employees, and the Warrant Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys, agents or employees, provided reasonable care has been exercised in the selection and in the continued employment of any such attorney, agent or employee. The Warrant Agent shall not be under any obligation or duty to institute, appear in or defend any action, suit or legal proceeding in respect hereof, unless first indemnified to its satisfaction, but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper, whether with or without such indemnity. The Warrant Agent shall promptly notify the Company in writing of any claim made or action, suit or proceeding instituted against it arising out of or in connection with this Agreement.

               The Warrant Agent may rely and shall be fully protected in acting or refraining from acting upon any certificate, notice, instruction, Warrant, document or other writing believed by it to be genuine and to have been signed or presented by the proper Person. The Warrant Agent need not investigate any fact or matter stated in any such certificate, notice, instruction, Warrant, document or other writing. The Warrant Agent shall not be liable for any action that it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

               The Company will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further acts, instruments and assurances as are consistent with this Agreement and as may reasonably be required by the Warrant Agent in order to enable it to carry out or perform its duties under this Agreement.

               The Warrant Agent shall act solely as agent of the Company hereunder. The Warrant Agent shall not be liable except for the failure to perform such duties as are specifically set forth herein, and no implied covenants or obligations shall be read into this Agreement against the Warrant Agent, whose duties and obligations shall be determined solely by the express provisions hereof.

               With respect to the identity of beneficial owners of interests in the Global Warrant and the number of Warrants beneficially owned by any beneficial owner, the Warrant Agent shall be entitled to conclusively rely on the records of DTC and shall be fully protected in so relying.

               Section 8.2. Right to Consult Counsel. The Warrant Agent may at any time consult with legal counsel acceptable to it (who may be legal counsel for the Company), and the opinion or advice of such counsel shall be full and complete authorization and protection to the Warrant Agent and the Warrant Agent shall incur no liability or responsibility to the Company or to any Holder for any action taken, suffered or omitted by it in good faith in accordance with the opinion or advice of such counsel.

               Section 8.3. Compensation; Indemnification. The Company agrees to pay to the Warrant Agent from time to time compensation for all services rendered by it hereunder as the Company and the Warrant Agent may agree in writing from time to time, and to reimburse the Warrant Agent for reasonable expenses and disbursements incurred in connection with the execution and administration of this Agreement (including the reasonable fees and the expenses of its counsel), and further agrees to indemnify the Warrant Agent for, and to hold it harmless against, any claim, loss, liability or expense arising out of or in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending itself against any such claim or liability, except that the Company shall have no liability hereunder to the extent that any such loss, liability or expense results from the Warrant Agent's own gross negligence or willful misconduct. The obligations of the Company under this Section 8.3 shall survive the exercise and the expiration of the Warrants and the resignation or removal of the Warrant Agent. No provision of this Agreement shall require the Warrant Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

               Section 8.4. No Restrictions on Actions. The Warrant Agent and any stockholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in transactions in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

               Section 8.5. Discharge or Removal; Replacement Warrant Agent. Except as otherwise provided in this Section 8.5, no resignation or removal of the Warrant Agent and no appointment of a successor warrant agent shall become effective until the acceptance of appointment by the successor warrant agent provided herein. The Warrant Agent may resign from its position as such and be discharged from all further duties and liabilities hereunder (except liabilities arising as a result of the Warrant Agent's own gross negligence or willful misconduct), after giving one month's prior written notice to the Company. The Company may remove the Warrant Agent upon one month's prior written notice specifying the date when such discharge shall take effect, and the Warrant Agent shall thereupon in like manner be discharged from all further duties and liabilities hereunder, except as aforesaid. The Warrant Agent or the Company shall cause to be mailed (by first-class mail, postage prepaid) to each Holder of a Warrant a copy of said notice of resignation or notice of removal, as the case may be. Upon such resignation or removal the Company shall appoint in writing a new warrant agent. If the Company shall fail to make such appointment within a period of 30 calendar days after it has been notified in writing of such resignation by the resigning Warrant Agent or after such removal, then the resigning Warrant Agent or the Holder of any Warrant may apply to any court of competent jurisdiction for the appointment of a new warrant agent. Any new warrant agent, whether appointed by the Company or by such a court, shall be a bank or trust company doing business under the laws of the United States or any state thereof, in good standing and having a combined capital and surplus of not less than $50,000,000. The combined capital and surplus of any such new warrant agent shall be deemed to be the combined capital and surplus as set forth in the most recent annual report of its condition published by such warrant agent prior to its appointment, provided that such reports are published at least annually pursuant to law or to the requirements of a federal or state supervising or examining authority. After acceptance in writing of such appointment by the new warrant agent, it shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the Warrant Agent, without any further assurance, conveyance, act or deed; however, the original Warrant Agent, upon payment of its fees and expenses, shall in all events deliver and transfer to the successor Warrant Agent all property, if any, at the time held hereunder by the original Warrant Agent and if for any reason it shall be necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Company and shall be legally and validly executed and delivered by the resigning or removed Warrant Agent. Not later than the effective date of any such appointment, the Company shall file a notice thereof with the resigning or removed Warrant Agent and shall forthwith cause a copy of such notice to be mailed to each Holder of a Warrant. Failure to give any notice provided for in this Section 8.5, however, or any defect therein, shall not affect the legality or validity of the resignation of the Warrant Agent or the appointment of a new warrant agent, as the case may be.

               Section 8.6. Successor Warrant Agent. Any corporation into which the Warrant Agent or any successor warrant agent may be merged or converted, or any corporation resulting from any consolidation to which the Warrant Agent or any successor warrant agent shall be a party, and any corporation which acquires substantially all of the corporate trust business of the Warrant Agent, shall be a successor Warrant Agent under this Agreement without any further act, provided that such corporation would be eligible for appointment as successor to the Warrant Agent under the provisions of Section 8.5 hereof. Any such successor Warrant Agent shall promptly cause notice of its succession as Warrant Agent to be mailed (by first-class mail, postage prepaid) to each Holder of a Warrant.

                                   ARTICLE IX

                                 WARRANT HOLDERS

               Section 9.1. Warrant Holder Not Deemed a Holder of Notes. The Company and the Warrant Agent may deem and treat the registered Holder(s) of the Warrant Certificates as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone), for the purpose of any exercise thereof and for all other purposes, and neither the Company nor the Warrant Agent nor any agent of the Company or the Warrant Agent shall be affected by any notice to the contrary. Prior to the exercise of the Warrants, no Holder of a Warrant Certificate, as such, shall be entitled to any rights of a holder of Notes.

               Section 9.2. Right of Action. All rights of action with respect to this Agreement are vested in the Holders of the Warrants, and any Holder of any Warrant, without the consent of the Warrant Agent or the Holder of any other Warrant, may, on such Holder's own behalf and for such Holder's own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, or otherwise in respect of, such Holder's right to exercise, exchange or tender for purchase such Holder's Warrants in the manner provided in the Warrant Certificate representing his Warrants and in this Agreement.

                                    ARTICLE X

                                  MISCELLANEOUS

               Section 10.1. Money Deposited with the Warrant Agent. The Warrant Agent shall not be required to pay interest on any moneys deposited pursuant to the provisions of this Agreement except such as it shall agree in writing with the Company to pay thereon. Any moneys, securities or other property which at any time shall be deposited by the Company or on its behalf with the Warrant Agent pursuant to this Agreement shall be and are hereby assigned, transferred and set over to the Warrant Agent in trust for the purpose for which such moneys, securities or other property shall have been deposited; but such moneys, securities or other property need not be segregated from other funds, securities or other property except to the extent required by law. The Warrant Agent shall distribute any money deposited with it for payment and distribution to the Holders by mailing by first-class mail a check in such amount as is required by this Agreement to each such Holder at the address shown on the Warrant register of the Company, or as it may be otherwise directed in writing by such Holder, in accordance with the terms and conditions hereof. Any money, securities or other property deposited with the Warrant Agent for payment or distribution to the Holders that remains unclaimed for two years after the date the money, securities or other property was deposited with the Warrant Agent shall be delivered to the Company upon its written request therefor.

               Section 10.2. Payment of Taxes. The Company shall pay any stamp, registration, and other similar taxes and other governmental charges that may be imposed under the laws of the United States of America or any political subdivision or taxing authority thereof or therein in respect of the issue or delivery thereof or of other securities deliverable upon exercise of Warrants (other than income taxes imposed on the Holders). The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any Warrant Securities to any Person other than the Holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and in case of such transfer or payment, the Warrant Agent and the Company shall not be required to issue any Warrant Securities or pay any cash until such tax or charge has been paid or it has been established to the Warrant Agent's and the Company's satisfaction that no such tax or other charge is due.

               Section 10.3. Merger, Consolidation or Sale of Assets of the Company.

               (a) To the extent permitted in the Indenture, the Company may consolidate with or merge into another corporation or other entity, or convey or transfer all or substantially all of its properties and assets to any other corporation or other entity. In case of any such consolidation, merger, conveyance or transfer and upon any assumption of the duties and obligations of the Company by the successor corporation, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named in this Agreement, and the Company shall be relieved of any further obligation under this Agreement and the Warrants. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Warrant Securities issuable pursuant to the terms of the Warrant Agreement and the Warrants. All the Warrant Securities so issued shall in all respects have the same legal rank and benefit under the Indenture as the Warrant Securities theretofore or thereafter issued in accordance with the terms of this Agreement and the Indenture.

               (b) In case of any consolidation, merger, conveyance or transfer pursuant to Section 10.3(a), the Company shall cause to be mailed to the Warrant Agent and each Holder of a Warrant, at the earliest practicable time (and, in any event, not less than 20 calendar days before any date set for definitive action), notice of the date on which such transaction shall take place. Such notice shall also set forth such facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the holders of Notes and Warrants. Such notice shall also specify any date as of which the holders of record of the Notes or Warrants shall be entitled to exchange their securities for securities, money or other property deliverable upon such consolidation, merger, conveyance or transfer, as the case may be.

               Section 10.4. Reports to Holders. The Company shall:

               (a) file the reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) required to be filed by it under the Securities Act and the Exchange Act, and the rules, regulations and policies adopted by the Commission thereunder in a timely manner in accordance with the requirements of the Securities Act and the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then the Company will, upon the request of any Holder or beneficial owner of Warrants, make available such information as necessary to permit sales pursuant to Rule 144A under the Securities Act; and

               (b) file with the Warrant Agent and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Agreement as may be required from time to time by such rules and regulations.

               Section 10.5. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any air courier (i) if to a Holder of the Warrants, at the address of such Holder maintained by the Warrant Agent, (ii) if to the Company, to CD Radio Inc., 1001 22nd Street, N.W.,
Washington, D.C. 20037, Attention: [       ], and (iii) if to the Warrant

Agent, to IBJ Schroder Bank & Trust Company, One State Street, 11th Floor, New York, New York 10004, Attention: Corporate Trust Administration.

               All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; at the time received, if mailed or sent by air courier; when answered back, if telexed; and when receipt is acknowledged, by recipient's telecopy operator, if telecopied.

               Section 10.6. Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

               Section 10.7. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and the Warrant Agent and their respective successors and assigns, and the Holders from time to time of the Warrants. Nothing in this Agreement is intended or shall be construed to confer upon any Person, other than the Company, the Warrant Agent and the Holders of the Warrants, any right, remedy or claim under or by reason of this Agreement or any part hereof.

               Section 10.8. Third Party Beneficiaries. The Holders shall be third party beneficiaries to the agreements made hereunder between the Company, on the one hand, and the Warrant Agent, on the other hand, and each Holder shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

               Section 10.9. Amendments. The Company may, without the consent of the Holders of the Warrants, by supplemental agreement or otherwise, make any changes or corrections in this Agreement that it shall have been advised by counsel (a) are required to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein or (b) add to the covenants and agreements of the Company for the benefit of the Holders, or surrender any rights or power reserved to or conferred upon the Company in this Agreement; provided that, in each case, such changes or corrections shall not adversely affect the interests of the Holders in any material respect. Amendments or supplements which do not meet the requirements of the preceding sentence shall require the written consent of the Holders of a majority of the then outstanding warrants; provided, however, that the consent of each Holder is required for any amendment or supplement pursuant to which the Exercise Price would be increased or the Exercise Rate would be decreased (other than pursuant to adjustments as provided in Article IV of this Agreement). The Warrant Agent shall join with the Company in the execution and delivery of any such supplemental agreements unless it affects the Warrant Agent's own rights, duties or immunities hereunder, in which case the Warrant Agent may, but shall not be required to, join in such execution and delivery.

               Section 10.10. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

               Section 10.11. GOVERNING LAW. THIS AGREEMENT AND THE WARRANTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE
WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

               Section 10.12. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, and their respective corporate seals to be hereto affixed and attested, all as of the day and year first above written.

                                            CD RADIO INC.



                                            By _______________________________
                                               Name:
                                               Title:




                                            IBJ SCHRODER BANK & TRUST
                                            COMPANY, Warrant Agent




                                            By _______________________________
                                               Name:
                                               Title:

                                                                       Exhibit A

                           FORM OF WARRANT CERTIFICATE

                                  CD RADIO INC.

                                                            CUSIP No. __________

No. _____                                      Certificate for ________ Warrants



                              WARRANTS TO PURCHASE
                   [ ]% SENIOR SECURED DISCOUNT NOTES DUE 2007

               This certifies that _______________, or its registered assigns, is the owner of the number of Warrants set forth above or such other number as shall be represented from time to time by this Warrant Certificate in accordance with the terms of the within-mentioned Warrant Agreement, each of which represents the right to receive, immediately upon issuance of such Warrants,
from CD Radio Inc. (the "Company"), a Delaware corporation, $[       ] principal
amount at maturity of Notes per Warrant upon surrender hereof at the office of IBJ Schroder Bank & Trust Company or to its successor as the warrant agent under the Warrant Agreement (any such warrant agent being herein called the "Warrant Agent"), with the Subscription Form on the reverse hereof (or a copy thereof furnished by the Warrant Agent) duly executed, with signature guaranteed as therein specified, subject to the terms and conditions hereof and of the Warrant Agreement.

               This Warrant Certificate is issued under and in accordance with a
Warrant Agreement dated as of [              ], 1997 (the "Warrant Agreement"),
between the Company and IBJ Schroder Bank & Trust Company, Warrant Agent, and is subject to the terms and provisions contained therein, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Company and the Holders of the Warrants. The summary of the terms of the Warrant Agreement contained in this Warrant Certificate is qualified in its entirety by express reference to the Warrant Agreement. All terms used in this Warrant Certificate that are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

               Copies of the Warrant Agreement are on file at the office of the Warrant Agent and may be obtained by writing to the Warrant Agent at the following address:

                        IBJ Schroder Bank & Trust Company

                      One State Street
                      11th Floor
                      New York, New York 10004
                      Attention: Corporate Trust Administration

               To the extent permitted in the Indenture, the Company may consolidate with or merge into another corporation or other entity, or convey or transfer all or substantially all of its properties and assets to any other corporation or other entity. In case of any such consolidation, merger, conveyance or transfer and upon any assumption of the duties and obligations of the Company by the successor corporation, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named in the Warrant Agreement, and the Company shall be relieved of any further obligation under the Warrant Agreement and the Warrants. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Warrant Securities issuable pursuant to the terms of the Warrant Agreement and the Warrants. All the Warrant Securities so issued shall in all respects have the same legal rank and benefit under the Indenture as the Warrant Securities theretofore or thereafter issued in accordance with the terms of the Warrant Agreement and the Indenture.

               All Warrant Securities shall be duly executed, issued and delivered by the Company and the Company shall pay all stamp, registration or other similar taxes and other governmental charges that may be imposed under the laws of the United States of America or any political subdivision or taxing authority thereof or therein in respect of the issue or delivery of such Warrant Securities. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any Warrant Securities to any Person other than the Holder of a Warrant Certificate surrendered upon the exercise or repurchase of a Warrant, and in case of such transfer or payment, the Warrant Agent and the Company may deduct such taxes from any payment of money to be made and shall not be required to issue any Warrant Securities until such tax or charge has been paid or it has been established to the Warrant Agent's and the Company's satisfaction that no such tax or other charge is due.

               Subject to the restrictions on transfer set forth in Article V of the Warrant Agreement, this Warrant Certificate and all rights hereunder are transferable by the registered Holder hereof, in whole or in part, on the Warrant Register of the Company maintained by the Warrant Agent for such purpose at its office in New York, New York, upon surrender of this Warrant Certificate duly endorsed, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Warrant Agent duly executed, with signatures guaranteed as specified in the attached Form of Assignment, by the registered Holder hereof or his attorney duly authorized in writing and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any partial transfer, the Company will issue and the Warrant Agent will countersign and deliver to such Holder a new Warrant Certificate or Certificates with respect to any portion not so transferred. Each taker and Holder of this Warrant Certificate, by taking and holding the same, consents and agrees that prior to the registration of transfer as provided in the Warrant Agreement, the Company and the Warrant Agent and any agent of the Company or the Warrant Agent may treat the person in whose name the Warrants are registered as the absolute owner hereof for any purpose and as the Person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding.

               This Warrant Certificate may be exchanged at the office of the Warrant Agent maintained for such purpose in New York, New York for Warrant Certificates representing the same aggregate number of Warrants, each new Warrant Certificate to represent such number of Warrants as the Holder hereof shall designate at the time of such exchange.

               Prior to the exercise of the Warrants represented hereby, the Holder of this Warrant Certificate, as such, shall not be entitled to any rights of a holder of Notes.

               This Warrant Certificate shall be void and all rights evidenced
hereby shall cease on [               ], 1997 unless sooner terminated by the
liquidation, dissolution or winding-up of the Company or as otherwise provided in the Warrant Agreement upon the consolidation or merger of the Company with, or sale of the Company to, another Person.

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                                       A-4

               This Warrant Certificate shall not be valid for any purpose until it shall have been countersigned by the Warrant Agent.

Dated:

                                            CD RADIO INC.




                                            By _______________________________
                                               Name:
                                               Title:


Countersigned:

IBJ Schroder Bank & Trust Company,
  Warrant Agent



By __________________________________
    Authorized Signatory



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                                       A-5

                     FORM OF REVERSE OF WARRANT CERTIFICATE

                                SUBSCRIPTION FORM

                 (To be executed only upon exercise of Warrant)

To:

               The undersigned irrevocably exercises ____________ of the Warrants represented by the Warrant Certificate, each for the purchase of
$[          ] principal amount at maturity of [     ]% Senior Secured Discount
Notes due 2007 of CD Radio Inc. (the "Warrant Securities"), and on the terms and conditions specified in the within Warrant Certificate and the Warrant Agreement therein referred to, surrenders this Warrant Certificate and all right, title and interest therein to and directs that the Warrant Securities deliverable upon the exercise of such Warrants be registered or placed in the name and at the address specified below and delivered thereto.

Dated: ____________________________                                          (1)
                                            -----------------------------------
                                            (Signature of Owner)


                                            -----------------------------------
                                            (Street Address)


                                            -----------------------------------
                                            (City)       (State)      (Zip Code)


                                            Signature Guaranteed By:


                                            -----------------------------------


Securities and/or check to be issued to: _______________________________________

Please insert social security or identifying number:____________________________

--------
(1) The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a United States national bank or trust company or by a member firm of any United States national securities exchange.



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                                       A-6

Name:___________________________________________________________________________


Street Address:_________________________________________________________________


City, State and Zip Code:_______________________________________________________



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                                       A-7

                               FORM OF ASSIGNMENT

               FOR VALUE RECEIVED the undersigned registered holder of the within Warrant Certificate hereby sells, assigns, and transfers unto the Assignee(s) named below (including the undersigned with respect to any Warrants constituting a part of the Warrants evidenced by the within Warrant Certificate not being assigned hereby) all of the right of the undersigned under the within Warrant Certificate, with respect to the number of Warrants set forth below:


Name(s) of Assignee(s):_________________________________________________________

Address:________________________________________________________________________

No. of Warrants:_________________________

Please insert social security or other identifying number of assignee(s):

_______________
and does hereby irrevocably constitute and appoint _____________________________ the undersigned's attorney to make such transfer on the books of________________ maintained for the purposes, with full power of substitution in the premises.



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                                                                    Exhibit B to
                                                               Warrant Agreement

                       FORM OF LEGEND FOR GLOBAL WARRANTS

Any Global Warrant authenticated and delivered hereunder shall bear a legend in substantially the following form:

THIS WARRANT IS A GLOBAL WARRANT WITHIN THE MEANING OF THE WARRANT AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY. THIS WARRANT IS NOT EXCHANGEABLE FOR WARRANTS REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE WARRANT AGREEMENT, AND NO TRANSFER OF THIS WARRANT (OTHER THAN A TRANSFER OF THIS WARRANT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE WARRANT AGREEMENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.



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                                                                    Exhibit C to
                                                               Warrant Agreement


              FORM OF LEGEND FOR WARRANTS ISSUED AS PART OF A UNIT

THE WARRANT EVIDENCED BY THIS CERTIFICATE IS INITIALLY ISSUED AS PART OF AN
ISSUANCE OF UNITS, EACH OF WHICH CONSISTS OF $[       ] PRINCIPAL AMOUNT
AT MATURITY OF [ ]% SENIOR DISCOUNT NOTES DUE 2007 OF CD RADIO INC.
(THE "NOTES") AND ONE WARRANT. PRIOR TO THE CLOSE OF BUSINESS UPON THE
EARLIEST TO OCCUR OF (I) THE OCCURRENCE OF AN EXERCISE EVENT, (II)
THE OCCURRENCE OF AN EVENT OF DEFAULT, OR (III) SUCH EARLIER DATE AS DETERMINED BY MERRILL LYNCH IN ITS SOLE DISCRETION (AS SUCH TERMS ARE DEFINED IN
THE WARRANT AGREEMENT REFERRED TO HEREIN), THE WARRANT EVIDENCED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED OR EXCHANGED SEPARATELY FROM, BUT MAY BE TRANSFERRED OR EXCHANGED ONLY TOGETHER WITH, THE NOTES.









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